Summary of Significant Accounting Policies and Procedures and Recent Accounting Pronouncements (Policies)	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies and Procedures and Recent Accounting Pronouncements [Abstract]
Taxes

Federal Income Taxes. We have elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, or the Code. We believe we have qualified and continue to qualify as a REIT. Under the REIT operating structure, we are permitted to deduct distributions paid to our stockholders and generally will not be required to pay federal corporate income taxes on such income. Accordingly, no provision has been made for federal income taxes in the accompanying consolidated financial statements, except for the federal income taxes of Crest, which are included in discontinued operations. The income taxes recorded on our consolidated statements of income represent amounts paid by Realty Income for city and state income and franchise taxes.

Earnings and profits that determine the taxability of distributions to stockholders differ from net income reported for financial reporting purposes due to differences in the estimated useful lives and methods used to compute depreciation and the carrying value (basis) of the investments in properties for tax purposes, among other things.

Government Taxes. We collect and remit sales and property taxes assessed by different governmental authorities that are both imposed on and concurrent with a revenue-producing transaction between us and our tenants. We report the collection of these taxes on a net basis (excluded from revenues). The amounts of these taxes are not significant to our financial position or results of operations.

Net Income Per Common Share

Net Income Per Common Share. Basic net income per common share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during each period. Diluted net income per common share is computed by dividing net income available to common stockholders for the period by the weighted average number of common shares that would have been outstanding assuming the issuance of common shares for all potentially dilutive common shares outstanding during the reporting period.

Discontinued Operations

Discontinued Operations. Operations from 16 investment properties classified as held for sale at June 30, 2012, plus properties previously sold, are reported as discontinued operations. Their respective results of operations have been reclassified as income from discontinued operations on our consolidated statements of income. We do not depreciate properties that are classified as held for sale.

If we determine we have no plans to sell a property asset in the near term (i.e. within the next 12 months), and this property was previously classified as held for sale, the property is reclassified to real estate held for investment. A property that is reclassified to held for investment is measured and recorded at the lower of (i) its carrying amount before the property was classified as held for sale, adjusted for any depreciation expense that would have been recognized had the property been continuously classified as held for investment, or (ii) the fair value at the date of the subsequent decision not to sell.

No debt was assumed by buyers of our investment properties, or repaid as a result of our investment property sales, and we do not allocate interest expense to discontinued operations related to real estate held for investment. We allocate interest expense related to borrowings specifically attributable to Crest.  The interest expense amounts allocated to Crest are included in income from discontinued operations.

Revenue Recognition and Accounts Receivable

Revenue Recognition and Accounts Receivable. All leases are accounted for as operating leases. Under this method, lease payments that have fixed and determinable rent increases are recognized on a straight-line basis over the lease term. Any rental revenue contingent upon a tenant’s sales is recognized only after the tenant exceeds their sales breakpoint. Rental increases based upon changes in the consumer price indexes are recognized only after the changes in the indexes have occurred and are then applied according to the lease agreements.

We recognize an allowance for doubtful accounts relating to accounts receivable for amounts deemed uncollectible. We consider tenant specific issues, such as financial stability and ability to pay, when determining collectibility of accounts receivable and appropriate allowances to record. Our allowance for doubtful accounts was $507,000 at December 31, 2011 and $1.1 million at December 31, 2010.

Other revenue includes non-operating interest earned from investments in money market funds and other notes of $502,000 in 2011, $96,000 in 2010 and $51,000 in 2009.

Principles of Consolidation
Principles of Consolidation. The accompanying consolidated financial statements include the accounts of Realty Income and other entities for which we make operating and financial decisions (i.e. control), after elimination of all material intercompany balances and transactions. We have no unconsolidated or off-balance sheet investments in variable interest entities

Cash Equivalents

Cash Equivalents. We consider all short-term, highly liquid investments that are readily convertible to cash and have an original maturity of three months or less at the time of purchase to be cash equivalents. Our cash equivalents are primarily investments in United States Treasury or government money market funds.

Gain on Sales of Properties

Gain on Sales of Properties. When real estate is sold, the related net book value of the applicable assets is removed and a gain from the sale is recognized in our consolidated statements of income. We record a gain from the sale of real estate provided that various criteria, relating to the terms of the sale and any subsequent involvement by us with the real estate, have been met.

Allocation of the Purchase Price of Real Estate Acquisitions

Allocation of the Purchase Price of Real Estate Acquisitions. When acquiring a property for investment purposes, we allocate the fair value of real estate acquired to: 1) land and 2) building and improvements, based in each case on their estimated fair values.  In addition, assumed mortgages payable are recorded at their estimated fair values.

For properties acquired with in-place operating leases, we allocate the fair value of real estate acquired to: 1) land, 2) building and improvements, and 3) identified intangible assets and liabilities, based in each case on their estimated fair values. Intangible assets and liabilities consist of above-market and below-market leases, the value of in-place leases and tenant relationships, as applicable.

Our estimated fair value determinations are based on management’s judgment, which is based on various factors, including: (1) market conditions, (2) industry that tenant operates in, (3) characteristics of the real estate, i.e.: location, size, demographics, value and comparative rental rates, (4) tenant credit profile, (5) store profitability and the importance of the location of the real estate to the operations of the tenant’s business, and/or (6) real estate valuations, prepared by an independent valuation firm.  When real estate valuations are utilized, the measurement of fair value related to the allocation of the purchase price of real estate acquisitions is derived principally from observable market data that is not readily available to the public (and thus should be categorized as level 2 on FASB’s three-level valuation hierarchy).  Our other methodologies for measuring fair value related to the allocation of the purchase price of real estate acquisitions (except for independent third-party real estate valuations) include unobservable inputs that reflect our own internal assumptions and calculations (and thus should be categorized as level 3 on FASB’s three-level valuation hierarchy).

The fair value of the tangible assets of an acquired property with an in-place operating lease (which includes land and buildings/improvements) is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings/improvements based on our determination of the fair value of these assets. Our fair value determinations are based on a real estate valuation for each property, prepared by an independent valuation firm, and consider estimates of carrying costs during the expected lease-up periods, current market conditions, as well as costs to execute similar leases. In allocating the fair value to identified intangibles for above-market or below-market leases, an amount is recorded based on the present value of the difference between (i) the contractual amount to be paid pursuant to the in-place lease and (ii) our estimate of fair market lease rate for the corresponding in-place lease, measured over a period equal to the remaining term of the lease.

Capitalized above-market lease values are amortized as a reduction of rental income over the remaining terms of the respective leases. Capitalized below-market lease values are amortized as an increase to rental income over the remaining terms of the respective leases and expected below-market renewal option periods.  The amounts amortized as a net (decrease) increase to rental income for capitalized above-market and below-market leases for 2011 was $(1.1 million), for 2010 was $154,000 and for 2009 was $185,000.

The aggregate value of other acquired intangible assets consists of the value of in-place leases and tenant relationships, as applicable. These are measured by the excess of the purchase price paid for a property, after adjusting for above or below-market lease value, less the estimated fair value of the property “as if vacant,” determined as set forth above. The value of in-place leases, exclusive of the value of above-market and below-market in-place leases, is amortized to expense over the remaining periods of the respective leases. The amount amortized to expense for 2011 was $8.3 million, for 2010 was $1.4 million and for 2009 was $1.1 million. If a lease were to be terminated prior to its stated expiration, all unamortized amounts relating to that lease would be recorded to revenue or expense as appropriate.

The following table presents the impact during the next five years and thereafter related to the net decrease to rental revenue from the amortization of the acquired above-market and below-market lease intangibles and the increase to amortization expense from the amortization of the in-place lease intangibles for properties owned at December 31, 2011 (in thousands):

	Net decrease to rental revenue	Increase to amortization expense
2012	$ (1,930)	$ 13,280
2013	(1,930)	13,281
2014	(2,015)	13,069
2015	(1,962)	12,275
2016	(1,957)	12,196
Thereafter	(13,864)	59,154
Totals	$ (23,658)	$ 123,255

In allocating the fair value to assumed mortgages, amounts are recorded to debt premiums or discounts based on the present value of the estimated cash flows, which is calculated to account for either above or below-market interest rates.  These assumed mortgage payables are amortized as a reduction to interest expense over the remaining term of the respective mortgages.

Depreciation and Amortization

Depreciation and Amortization. Land, buildings and improvements are recorded and stated at cost. Major replacements and betterments, which improve or extend the life of the asset, are capitalized and depreciated over their estimated useful lives, while ordinary repairs and maintenance are expensed as incurred. Buildings and improvements that are under redevelopment, or are being developed, are carried at cost and no depreciation is recorded on these assets. Additionally, amounts essential to the development of the property, such as pre-construction, development, construction, interest and any other costs incurred during the period of development are capitalized. We cease capitalization when the property is available for occupancy upon substantial completion of tenant improvements, but in any event no later than one year from the completion of major construction activity.

Provisions for Impairment

Provisions for Impairment. We review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment is recorded if estimated future operating cash flows (undiscounted and without interest charges) plus estimated disposition proceeds (undiscounted) are less than the current book value of the property. Key factors that we use in this analysis include: projected rental rates, estimated holding periods, capital expenditures and property sales capitalization rates. Additionally, a property classified as held for sale is carried at the lower of carrying cost or estimated fair value, less estimated cost to sell.

In 2011, Realty Income recorded total provisions for impairment of $405,000 on two properties in the automotive service industry, one property in the motor vehicle dealerships industry and one property in the pet supplies and services industry.  These provisions for impairment are included in income from discontinued operations, except for $10,000 which is included in income from continuing operations.

In 2010, Realty Income recorded total provisions for impairment of $213,000 on three properties in the restaurant industry and one property in the child care industry.  Provisions for impairment of $171,000 are included in income from discontinued operations.  Since one of these properties was subsequently reclassified from held for sale to held for investment during 2011, a provision for impairment of $42,000 is included in income from continuing operations.  Additionally, during 2010, Crest recorded total provisions for impairment of $807,000 on three properties held for investment at December 31, 2010 and 2011.  These provisions for impairment are included in income from continuing operations.

In 2009, Realty Income recorded a provision for impairment of $110,000 on one property in the convenience store industry, which was sold during 2010. This provision for impairment is included in income from discontinued operations. During 2009, Crest recorded total provisions for impairment of $199,000 on three properties classified as held for investment at December 31, 2011.  These provisions for impairment are included in income from continuing operations.  Additionally, Crest recorded total provisions for impairment of $78,000 on two properties which were sold in 2009. These provisions for impairment are included in income from discontinued operations.

Asset Retirement Obligations

Asset Retirement Obligations. We analyze our future legal obligations associated with the other-than-temporary removal of tangible long-lived assets, also referred to as asset retirement obligations. When we determine that we have a legal obligation to provide services upon the retirement of a tangible long-lived asset, we record a liability for this obligation based on the estimated fair value of this obligation and adjust the carrying amount of the related long-lived asset by the same amount. This asset is amortized over its estimated useful life. The estimated fair value of the asset retirement obligation is calculated by discounting the future cash flows using a credit-adjusted risk-free interest rate.

Goodwill

Goodwill. Goodwill is tested for impairment during the second quarter of each year as well as when events or circumstances occur indicating that our goodwill might be impaired.  During our tests for impairment of goodwill, during the second quarters of 2011, 2010 and 2009, we determined that the estimated fair values of our reporting units exceeded their carrying values.  We did not record any impairment on our existing goodwill during 2011, 2010 or 2009.

Use of Estimates

Use of Estimates. The consolidated financial statements were prepared in conformity with U.S. generally accepted accounting principles, or GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Impact of Recent Accounting Pronouncements.
Impact of Recent Accounting Pronouncements. In August 2011, the FASB issued ASU No. 2011-08, Intangibles - Goodwill and Other (Topic 350), which is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Under the amendments in ASU No. 2011-08, an entity, through an assessment of qualitative factors, is not required to calculate the estimated fair value of a reporting unit, in connection with the two-step goodwill impairment test, unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. ASU No. 2011-08 will apply only to our disclosures related to our annual goodwill impairment test.